Exhibit 10.10
PART I
DEFINITIONS
PART II
AMENDMENTS TO CREDIT AGREEMENT
PART III
CONDITIONS TO EFFECTIVENESS
PART IV
MISCELLANEOUS
ANNEX I
AFFIRMATION AND ACKNOWLEDGMENT
EX-10.10: AMENDMENT NO. 3 TO CREDIT AGREEMENT
EX-12.1: COMPUTATION OF RATIO OF EARNINGS

Exhibit 10.10

[EXECUTION COPY]

AMENDMENT NO. 3 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of December 4, 2001, is among True Temper Sports, Inc., a Delaware corporation (the “Borrower”), the Lenders (as defined below) parties hereto, and Bank One, NA (formerly known as The First National Bank of Chicago) having its main office in Chicago, Illinois, as administrative agent (the “Administrative Agent”) for the Lenders.

W I T N E S S E T H:

         WHEREAS, the Borrower, the various financial institutions parties thereto (collectively, the “Lenders”), Credit Suisse First Boston (formerly known as DLJ Capital Funding, Inc.), as the syndication agent, the Administrative Agent and Donaldson, Lufkin & Jenrette Securities Corporation, as lead arranger, are parties to a Credit Agreement, dated as of September 30, 1998 (as amended by Amendment No. 1 thereto, dated as of June 11, 1999, by Amendment No. 2 thereto, dated as of November 17, 2000, and as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

         WHEREAS, the Borrower desires, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

PART I

DEFINITIONS

         SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         “Administrative Agent” is defined in the preamble.

         “Amendment” is defined in the preamble.

         “Amendment Effective Date” is defined in Subpart 3.1.

         “Borrower” is defined in the preamble.

         “Credit Agreement” is defined in the first recital.

         “Lenders” is defined in the first recital.

         SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings ascribed thereto in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the Amendment Effective Date refer to the Credit Agreement, as amended hereby.

PART II

AMENDMENTS TO CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment Effective Date, the Credit Agreement is amended in accordance with this Part II. Except to the extent amended by this Amendment, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         SUBPART 2.1. Amendments to Article I. Article I of the Credit Agreement (“DEFINITIONS AND ACCOUNTING TERMS”) is amended as set forth in this Subpart 2.1.

         SUBPART 2.1.1. New Definitions. Section 1.1 of the Credit Agreement (“Defined Terms”) is hereby amended by inserting the following definitions in their alphabetically appropriate places:

“Third Amendment” means that certain Amendment No. 3 to Credit Agreement, dated as of December 4, 2001, among the Borrower, the Lenders parties thereto, and the Administrative Agent.

“Third Amendment Effective Date” means the Amendment Effective Date (as defined in the Third Amendment).

         SUBPART 2.1.2. Modified Definitions. (a) Clause (a) of the definition of the term “Applicable Margin” appearing in Section 1.1 of the Credit Agreement (“Defined Terms”) is hereby amended and restated in its entirety to read as follows:

"(a) with respect to the unpaid principal amount of each Term-B Loan maintained as a (i) Base Rate Loan, 1.75% per annum and (ii) Eurodollar Loan, 3.00% per annum;”.

(b) The table set forth at the end of clause (c) of the term “Applicable Margin” appearing in Section 1.1 of the Credit Agreement (“Defined Terms”) is hereby amended and restated in its entirety to read as follows:

“Applicable Margin For Revolving Loans and Term-A Loans

	Applicable	Applicable
	Margin For Base	Margin For
Leverage Ratio	Rate Loans	Eurodollar Loans

greater than or equal to 3.0:1	0.75%	2.00%

less than 3.0:1	0.50%	1.50%”

         SUBPART 2.2. Amendments to Article VII. Article VII of the Credit Agreement (“COVENANTS”) is hereby amended as set forth in this Subpart 2.2.

         SUBPART 2.2.1. Amendments to Section 7.2.4. (a) Clause (b) of Section 7.2.4 of the Credit Agreement (“Financial Covenants”) is hereby amended by deleting the table set forth in such clause and inserting the following table in place thereof to read in its entirety as follows:

" Period	Leverage Ratio

10/1/1998 through 9/30/1999	6.50:1.0

10/1/1999 through 3/31/2000	6.00:1.0

4/1/2000 through 9/30/2000	5.50:1.0

10/1/2000 through 12/31/2000	5.25:1.0

1/1/2001 through 6/30/2001	5.00:1.0

7/1/2001 through 9/30/2001	4.50:1.0

10/1/2001 through 6/30/2002	4.00:1.0

7/1/2002 through 12/31/2002	3.50:1.0

1/1/2003 through 12/31/2003	3.00:1.0

1/1/2004 and thereafter	2.50:1.0."

         (b)  Clause (d) of Section 7.2.4 of the Credit Agreement (“Financial Covenants”) is hereby amended by deleting the table set forth in such clause and inserting the following table in place thereof to read in its entirety as follows:

Fixed Charge
"Period	Coverage Ratio

10/1/1998 through 12/31/1999	1.00:1.0

1/1/2000 through 9/30/2001	1.10:1.0

10/01/01 and thereafter	1.25:1.0."

         SUBPART 2.2.2. Amendments to Section 7.2.6. Section 7.2.6 of the Credit Agreement (“Restricted Payments, etc.”) is hereby amended by (i) deleting the word “and” at the end of clause (d) thereof, (ii) deleting the period (“.”) at the end of clause (e) thereof and inserting the word “; and” in place thereof and (iii) inserting a new clause (f) thereto to read in its entirety as follows:

(f) notwithstanding the provisions of clauses (a) and (b) above, the Borrower shall be permitted to make Restricted Payments in an amount not to exceed $20,000,000 (exclusive of any fees payable in connection therewith but inclusive of any premiums paid in connection therewith) consisting of purchases by the Borrower of its Subordinated Notes in the aggregate pursuant to an open market repurchase program, so long as (A) the unused portion of the Revolving Loan Commitment Amount (net of Letter of Credit Outstandings) available as of the date of such Restricted Payment (including immediately following such payment) equals or exceeds $10,000,000 and (B) a chief financial Authorized Officer of the Borrower shall have delivered a certificate to the Administrative Agent certifying as to the accuracy of clause (A) above and certifying that no Default shall have occurred and be continuing on the date such Restricted Payment is made, nor would a Default result from the making of such Restricted Payment.

         SUBPART 2.2.3. Amendment to Section 10.11.1. Section 10.11.1 of the Credit Agreement (“Assignments”) is hereby amended by deleting the word “or” immediately following clause (i) of the first paragraph of such Section and inserting a comma (“,”) in place thereof, and by inserting a new clause (iii) immediately following clause (ii) of the first paragraph of such Section to read in its entirety as follows:

“or (iii) in the case of an assignment of Term-B Loans, the then remaining amount of such Lender’s Term-B Loans”.

PART III

CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. Effective Date. This Amendment shall become effective as of the date (the “Amendment Effective Date”) when all of the conditions set forth in this Subpart 3.1 shall have been satisfied.

         SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders (or evidence thereof satisfactory to the Administrative Agent). The delivery of an executed counterpart hereof by the Borrower shall constitute a representation and warranty by the Borrower that, on the Amendment Effective Date, both before and after giving effect to this Amendment, all statements set forth in clauses (a), (b) and (c) of Section 5.2.1 of the Credit Agreement, as amended by this Amendment, are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement shall be true and correct on and as of such earlier date).

         SUBPART 3.1.2. Affirmation and Acknowledgment. The Administrative Agent shall have received executed counterparts of the Affirmation and Acknowledgment, dated the Amendment Effective Date, substantially in the form of Annex I hereto, duly executed and delivered by the parties thereto.

         SECTION 3.1.3. Amendment Fees. The Administrative Agent shall have received, for the account of each Lender signatory hereto prior to or on the date hereof, an amendment fee equal to .250% of each such Lender’s portion of the Total Exposure Amount.

         SUBPART 3.1.4. Fees and Expenses. The Borrower hereby agrees to pay and reimburse (i) Banc One Capital Markets, Inc. (“BOCM”) pursuant to the terms of that certain Arrangement Fee Letter, dated as of November 15, 2001, by and among BOCM, the Administrative Agent, and the Borrower and (ii) the Administrative Agent for all its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents, including, in each case, all reasonable fees and disbursements of counsel to the Administrative Agent.

         SUBPART 3.2. Limitation. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and each other Loan Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments, modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or other instrument referred to therein or herein, or of any transaction or further or future action on the part of the Borrower or any other Person which would require the consent of the Administrative Agent, the Issuer or any of the Lenders under the Credit Agreement or any such other Loan Document or instrument.

PART IV

MISCELLANEOUS

         SUBPART 4.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of the Credit Agreement.

         SUBPART 4.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement, as amended hereby, including Article X thereof.

         SUBPART 4.3. Counterparts, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same Agreement.

         SUBPART 4.4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SUBPART 4.5. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

TRUE TEMPER SPORTS, INC.

By:

Title:

BANK ONE, NA (formerly known as The First National Bank of Chicago), as Administrative Agent, Issuer and as a Lender

By:

Title:

FLEET NATIONAL BANK (formerly known as Summit Bank), as a Lender

By:

Title:

THE PROVIDENT BANK, as a Lender

By:

Title:

VAN KAMPEN PRIME RATE INCOME TRUST, as a Lender

By: Van Kampen Investment Advisory Corp.

By:

Title:

VAN KAMPEN SENIOR FLOATING RATE FUND, as a Lender

By: Van Kampen Investment Advisory Corp.

By:

Title:

VAN KAMPEN SENIOR INCOME TRUST, as a Lender

By: Van Kampen Investment Advisory Corp.

By:

Title:

VAN KAMPEN CLO I, LIMITED, as a Lender

By: Van Kampen Management Inc., as collateral manager

By:

Title:

ANNEX I

AFFIRMATION AND ACKNOWLEDGMENT

December 4, 2001

The Lenders (as defined below) and
Bank One, N.A. (as successor to
     The First National Bank of Chicago),
     as Administrative Agent for the Lenders
One First National Plaza
Chicago, Illinois 60670-0286

Attention: Jason Rastovski

True Temper Sports, Inc.

Gentlemen and Ladies:

         This affirmation and acknowledgment is delivered to the Administrative Agent and the Lenders pursuant to Subpart 3.1.2 of Amendment No. 3 to Credit Agreement, dated as of the date hereof (“Amendment”), among True Temper Sports, Inc., a Delaware corporation (the “Borrower”), the financial institutions parties thereto (collectively, the “Lenders”), Credit Suisse First Boston (formerly known as DLJ Capital Funding, Inc.), as syndication agent for the Lenders, Bank One, N.A. (formerly known as The First National Bank of Chicago).      , as administrative agent (the “Administrative Agent”) for the Lenders and Donaldson, Lufkin & Jenrette Securities Corporation, as Lead Arranger. Reference is also made to the Credit Agreement, dated as of September 30, 1998 (as amended by Amendment No. 1 thereto, dated as of June 11, 1999, by Amendment No. 2 thereto, dated as of November 17, 2000, and as amended, supplemented, amended and restated or otherwise modified through the date hereof, the “Credit Agreement”), among the Borrower, the Lenders, the Agents and the Arranger. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         By its signature below, the undersigned hereby acknowledges receipt of the Amendment and the modifications to the Credit Agreement, as contemplated thereby, which amended Credit Agreement will provide for, among other things, the ability for the Borrower to repurchase Subordinated Notes in an aggregate amount up to $20,000,000 under certain conditions. The undersigned hereby reaffirms as of the Amendment Effective Date (as defined in the Amendment), its covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by the Amendment. The undersigned hereby further certifies that, as of the date hereof (both before and after giving effect to the effectiveness of the Amendment), its representations and warranties contained in the Loan Documents to which it is a party are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent any thereof refer or pertain solely to a date prior to the date hereof. The undersigned further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the occurrence of the Amendment Effective Date, all references in such Loan Documents to the “Credit Agreement”, “Loan Documents”, “thereunder”, “thereof”, or words of like import shall mean the Credit Agreement and the Loan Documents, as the case may be, as in effect, as amended by the Amendment.

         IN WITNESS WHEREOF, the party hereto has executed and delivered this Affirmation and Acknowledgment as of the date first above written.

TRUE TEMPER CORPORATION

By:

Title: